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                                                               EXHIBIT 10.16(b)


                                    AMENDMENT
                                       TO
                             ABINGTON BANCORP, INC.
                2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN



         ABINGTON BANCORP, INC., a Massachusetts corporation (the
"Corporation"), hereby adopts the following Amendment to the Abington Bancorp, Inc. 2000 Incentive and Nonqualified Stock Option Plan, effective as of December 18, 2003:

                           1. Section 10.2 is amended by deleting the last
                  sentence of the first paragraph and deleting in their entirety paragraphs (a), (b), (c) and (d).

         Executed effective as of the date set forth above.

                                        ABINGTON BANCORP, INC.


                                        By:  /s/ JAMES K. HUNT
                                             ---------------------------------
                                             James K. Hunt
                                             Executive Vice President and
                                             Chief Finanical Officer